Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

RIGHTS AGREEMENT

This Rights Agreement (“Rights Agreement”), effective as of May 3, 2022 (the “Effective Date”), is made by and among (a) Bodor Laboratories, Inc. (“BLI”), a Florida corporation having its principal place of business located at 4400 Biscayne Blvd., Miami, Florida 33137, (b) Brickell Subsidiary, Inc., d/b/a Brickell Biotech, Inc. (“Brickell Sub”), a Delaware corporation having its principal place of business located at 5777 Central Avenue, Boulder, Colorado 80301, and (c) Brickell Biotech, Inc., the parent of Brickell Sub (“Brickell Parent” and, together with Brickell Sub, collectively as “Brickell”). BLI and Brickell also shall be known individually as a “Party” or together as the “Parties”, according to the context.

WHEREAS, on February 17, 2020, the Parties restated and amended their then-existing license agreement whereby BLI licensed to Brickell certain intellectual property (the “Amended & Restated License Agreement”, or “ARLA”);

WHEREAS, Brickell intends to undertake an agreement with Botanix Pharmaceuticals Ltd. and Botanix SB Inc. (collectively “Botanix”) pursuant to the terms contained in Exhibits A and B of this Rights Agreement (hereafter, the “Botanix Transaction”) and

WHEREAS, the Parties wish to address certain financial consequences and questions between themselves resulting from the Botanix Transaction;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises of the Parties contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and fully intending to be legally, finally, and completely bound hereby, the Parties stipulate and agree as follows:

Botanix Transaction

Brickell and Botanix anticipate entering into the Asset Purchase Agreement (hereafter, the “APA”), attached and incorporated in its final form by reference hereto as Exhibit A of this Rights Agreement. In parallel, Brickell and Botanix will execute a Transition Services Agreement (hereafter, the “TSA”) whereby they will act as independent contractors for Botanix to perform certain services related to transitioning the assigned assets in exchange for reimbursement by Botanix, such TSA is attached and incorporated in its final form by reference hereto as Exhibit B of this Rights Agreement.

As part of this Rights Agreement, the Parties agree that Brickell Sub and Brickell Parent have the power and authority under the ARLA to enter into the Botanix Transaction, and acknowledge and agree at Closing that Botanix will assume the ARLA pursuant to the APA.

For purposes of this Rights Agreement, the following terms referenced herein will be as defined and governed by the APA: “Closing”, “Earnout Payments”, “Kaken”, “Kaken Payments”, “Kaken Sublicense”, “Milestone Payments”, “Net Sales”, “Product”, “Reimbursement Amounts”, “Territory”, and “Upfront Consideration”.

Payments to BLI

Upfront Consideration and Milestone Payments

Pursuant to this Rights Agreement, Brickell agrees to pay BLI Eighteen Percent (18.0%) of the amount of each payment actually received from Botanix for Upfront Consideration and Milestone Payments.

Earnout Payments

Pursuant to this Rights Agreement, Brickell agrees to pay BLI the incremental portion of Earnout Payments as described in the table below (that percentage hereafter known as the “BLI Earnout Share”), multiplied by the actual amount of each applicable Earnout Payment actually received by Brickell from Botanix under the APA:

Portion of Net Sales of Products in the Territory Per Calendar Year	BLI Earnout Share
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

No Other Compensation

Other than as expressly provided above, there is no other compensation that Brickell owes or will owe BLI under the ARLA or this Rights Agreement. For the avoidance of doubt, BLI does not receive any compensation from Brickell for the following [***].

Payment Process for BLI

All payments required by this Rights Agreement to be made by Brickell to BLI shall be remitted to BLI within [***] calendar days of receipt by Brickell from Botanix of any cleared funds that would trigger a payment obligation under the above “Upfront Consideration and Milestone Payments” and “Earnout Payments” provisions. On or before the date that the payment is remitted by Brickell to BLI, Brickell will notify BLI of the amount received from Botanix [***]. Payments owed to BLI hereunder shall be made by Brickell via wire transfer to:

[***]
[***]
[***]
[***]
[***]
[***]
[***]

Interest

In addition to any other rights and remedies of BLI under this Rights Agreement, any amounts owed to BLI under this Rights Agreement shall, if not paid when due, accrue interest at a rate that is the lesser of (i) [***] per annum above the average prime rate as published in the Wall Street Journal for the applicable days of the period of default, or (ii) the maximum rate allowed by applicable law.

Audits

Brickell shall maintain, and shall cause its sublicensees and affiliates to maintain, complete and accurate books and records relating [***] to any amounts payable to BLI under this Rights Agreement, which records shall contain sufficient information to permit BLI to confirm the accuracy of any reports and payments delivered to BLI hereunder. The relevant Party shall retain such records for at least [***] following the end of the calendar year to which they pertain, during which time BLI, or BLI’s appointed agents, shall have the right, [***], through an independent certified public accontant selected by BLI (“BLI’s CPA”), to inspect, copy, and audit such records during normal business hours to verify any reports and payments made. BLI shall have the right to inspect Brickell’s books and records as needed in BLI’s reasonable discretion. In the event that any audit performed hereunder reveals [***], Brickell shall [***] of such audit and shall remit any amounts due to BLI within [***] of receiving notice thereof from BLI. In the event that any audit performed hereunder reveals [***], BLI shall return [***] to Brickell within [***] days of receiving the audit report or credit Brickell in an amount [***]. If Brickell disputes the findings of BLI’s CPA, then within thirty [***] after receipt by Brickell of BLI’s CPA’s report, Brickell shall designate an independent certified public accountant (“Brickell’s CPA”) to work with BLI’s CPA [***] in an attempt to resolve the disputed findings. If BLI’s CPA and Brickell’s CPA are unable to resolve the differences, BLI’s CPA and Brickell’s CPA will agree upon an independent third-party CPA (“Third-Party CPA”), who shall review and inspect the identical books, records, and other documents reviewed by BLI’s CPA and Brickell’s CPA and issue an independent report pertaining thereto (“Report”). The Report shall be binding upon both parties. If the Report reflects [***] of the payments owed under this Rights Agreement for the calendar year then being reviewed, the reasonable and necessary fees and expenses of BLI’s CPA and the Third-Party CPA shall be [***]. Otherwise, the fees and expenses of Brickell’s CPA and the Third-Party CPA shall be [***].

No Admission

By entering into this Rights Agreement, the Parties expressly deny any wrongdoing or any liability to each other on any grounds. Neither this Rights Agreement, nor any consideration provided for by it, may be construed as, or may be used as, an admission of any fault, wrongdoing or liability, or waiver of any right or legal position, whatsoever by any Party, except as directly stated otherwise herein.

Release of Claims

Upon execution of this Rights Agreement, the Parties forever unconditionally, fully, irrevocably and absolutely release, waive and forever discharge each other, as well as any other present or former employees, officers, directors, stockholders, agents, attorneys, affiliates (defined as entities under common ownership or control with a Party), subsidiaries, predecessors and successors, assigns, insurers, and all other agents or representatives of each other, including but not limited to any other persons or entities acting by, through, under, or in concert with any of the persons or entities as just described (collectively, “Released Parties”), from any and all known and unknown causes of action, promises, judgments, liens, indebtedness, damages, losses, claims (including attorneys’ fees and costs), debts, liabilities and demands or similar rights of any type of whatsoever kind and character that each Party may have against the other Party, now or hereafter, related to the ARLA, and these claims shall be referred to hereafter collectively as “Released Claims”. This Rights Agreement shall inure to the benefit of and shall be binding and enforceable by all of the Released Parties. Notwithstanding the foregoing, the Parties do not intend for any Released Claims to include rights and/or obligations made under this Rights Agreement.
Covenant Not to Sue

The Parties covenant, agree and represent, to the fullest extent permitted by law, that they will not initiate or file a lawsuit or proceeding of any kind to assert any Released Claims, or have instituted on their behalf any of the foregoing, and that they have no such lawsuit, administrative or equitable action, or civil complaint, currently pending. If any such action covered by this paragraph is brought by or for a Party against the other Parties, this Rights Agreement will constitute an affirmative defense thereto, and the other Party/ies and any other Released Parties named in such action shall be entitled to recover from the Party violating this paragraph their reasonable costs and attorneys’ fees incurred in defending against any Released Claims. The Released Parties also shall have the right of set-off against any obligation to the Party violating this paragraph under this Rights Agreement.
Warranty by BLI

BLI warrants and represents that it has all requisite power to enter into and perform under this Rights Agreement. BLI further warrants and represents that the execution and delivery of this Rights Agreement and the performance of its obligations hereunder do not and will not conflict with or result in a breach of or default under BLI’s organizational instruments or any other agreement, instrument, order, law or regulation applying to BLI or by which BLI may be bound.

Warranty by Brickell

Brickell warrants and represents that it has all requisite power to enter into and perform under this Rights Agreement. Brickell further warrants and represents that the execution and delivery of this Rights Agreement and the performance of its obligations hereunder do not and will not conflict with or result in a breach of or default under its organizational instruments or any other agreement, instrument, order, law or regulation applying to it or by which it may be bound.

Further, other than the Kaken Sublicense, Brickell warrants and represents that, prior to the Botanix Transaction and the execution of this Rights Agreement, it has not entered into any agreements or transactions (i) [***] or (ii) [***]. Brickell additionally represents and warrants that this Rights Agreement shall be executed in parallel and concurrently with the execution of the APA, TSA and ancillary documents as described in Sections 2.8 and 2.9 of the APA, by Brickell and Botanix.

Assignment

The rights and obligations under this Rights Agreement may not be transferred or assigned without the prior written consent of the other Party, which shall not be unreasonably withheld, except that either Party may assign this Agreement in whole to a third party who acquires all or substantially all of the assets or equity of the assigning Party.

Notices

All notices required or permitted hereunder shall be given in writing and sent by email and at same time also by either first-class certified mail, by a nationally recognized express courier service or hand delivered, to the following persons at the following addresses:

To BLI:

Martin A. Bruehs, Esquire	Dr. Erik T. Bodor
Sheppard Mullin Richter & Hampton LLP	Bodor Laboratories, Inc.
2099 Pennsylvania Avenue, NW	4400 Biscayne Blvd.
Ste 100	Ste 980
Washington, D.C. 20006-6801	Miami, FL 33137
E-mail: mbruehs@sheppardmullin.com	E-mail: [***]
To Brickell:

Mr. Andrew Sklawer	Mr. David R. McAvoy
Brickell Biotech, Inc.	Brickell Biotech, Inc.
5777 Central Avenue	5777 Central Ave
Ste. 102	Ste 102
Boulder, CO 80301	Boulder, CO 80301
E-mail: [***]	E-mail: [***]

Mr. Michael Cockson
Faegre Drinker Biddle & Reath LLP
2200 Wells Fargo Center
90 South Seventh St.
Minneapolis, MN 55402
E-mail: Michael.cockson@faegredrinker.com

Effect of Notice

Any notice required under this Rights Agreement that is properly addressed and sent shall be deemed made three (3) business days after the date of mailing as indicated on the certified mail receipt or on the next business day if sent by email or by an express courier service, or if hand delivered on the day of that delivery.

Governing Law and Jurisdiction

This Rights Agreement shall be governed and construed in accordance with the laws of the State of Florida. The Parties consent to the exclusive jurisdiction of the United States District Court for the Southern District of Florida to resolve any disputes between the Parties in relation to this Rights Agreement.

Litigation Over This Rights Agreement

The prevailing Party in any litigation to enforce this Rights Agreement shall be entitled to reasonable costs and attorneys’ fees incurred in such litigation payable by the losing Party/ies.

Modification or Amendment

No modification or amendment of any of the provisions contained in this Rights Agreement shall be valid unless made in writing and executed by officers or other authorized representatives of the Parties.

Severability

All of the provisions of this Rights Agreement are intended to be distinct and severable. If any provision of this Rights Agreement is or is declared to be invalid or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to extent of such invalidity or unenforceability. Such invalidity or unenforceability shall not affect the balance of such provision, to the extent it is not invalid or unenforceable, or the remaining provisions hereof, or render invalid or unenforceable such provision in any other jurisdiction.

No Waiver

The failure of any Party hereto at any time to enforce any of the provisions of this Rights Agreement shall not be deemed or construed to be a waiver of any such provisions, nor in any way to affect the validity of this Rights Agreement or any provisions hereof or the right of any Party hereto to enforce each and every provision of this Rights Agreement. No waiver of any breach of any of the provisions of this Rights Agreement shall be effective unless set forth in a written instrument executed by the Party against whom enforcement of such waiver is sought; and no waiver of any such breach shall be construed or deemed to be a waiver of any other prior or subsequent breach.

Headings and Capitalized Terms

The headings of sections and subsections have been included for convenience only and shall not be considered in interpreting this Rights Agreement. Any capitalized terms not defined in this Rights Agreement shall be subject to their corresponding definitions in either the APA, TSA, or ARLA, as applicable by the context.

Counterparts

This Rights Agreement may be executed by the Parties in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Rights Agreement.

Interpretation and Construction

This Rights Agreement has been fully and freely negotiated by the Parties hereto with the advice of fully qualified legal counsel, shall be considered as having been drafted jointly by the Parties hereto, and shall be interpreted and construed as if so drafted, without construction in favor of or against any Party on account of its participation in the drafting thereof.

Relationship of the Parties

Nothing in this Rights Agreement shall create or imply an agency, partnership or joint venture between the Parties. No Party shall act or describe itself as an agent or representative of the other Party. Nor shall any Party have or represent that it has any authority to make commitments on behalf of the other Party.

Entire Agreement

This Rights Agreement sets out the entire agreement and understanding between the Parties with respect to the subject matter of this Rights Agreement and rescinds and supersedes all prior related discussions between the Parties. This Rights Agreement may not be modified, changed, amended or discharged except through a writing signed by all Parties or as expressly provided by this Rights Agreement.

Acknowledgement of Review

Each Party has executed this Rights Agreement without reliance upon any promise, representation or warranty other than those expressly set forth herein. Each Party acknowledges that (a) it has carefully read this Rights Agreement, (b) it has had the assistance of fully qualified legal counsel of its choosing in the review and execution hereof, and (c) it has executed this Rights Agreement of its own free will.

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IN WITNESS WHEREOF, the Parties have each caused this Rights Agreement to be executed by a duly authorized officer as shown below.

BRICKELL BIOTECH INC.	BRICKELL SUBSIDIARY, INC.

/s/ Andrew Sklawer	/s/ Andrew Sklawer

Name: Andrew Sklawer	Name: Andrew Sklawer
Title: Chief Operating Officer	Title: Secretary and Treasurer

BODOR LABORATORIES, INC.

/s/ Nicholas S. Bodor
Name: Dr. Nicholas S. Bodor
Title: Chief Executive Officer